Exhibit (g)(9)

SCHEDULE A-1

as of July 2, 2007

PART I

FIDELITY ABERDEEN STREET TRUST

Fidelity Advisor Freedom 2005 Fund

Fidelity Advisor Freedom 2010 Fund

Fidelity Advisor Freedom 2015 Fund

Fidelity Advisor Freedom 2020 Fund

Fidelity Advisor Freedom 2025 Fund

Fidelity Advisor Freedom 2030 Fund

Fidelity Advisor Freedom 2035 Fund

Fidelity Advisor Freedom 2040 Fund

Fidelity Advisor Freedom 2045 Fund

Fidelity Advisor Freedom 2050 Fund

Fidelity Advisor Freedom Income Fund

Fidelity Freedom 2000 Fund

Fidelity Freedom 2005 Fund

Fidelity Freedom 2010 Fund

Fidelity Freedom 2015 Fund

Fidelity Freedom 2020 Fund

Fidelity Freedom 2025 Fund

Fidelity Freedom 2030 Fund

Fidelity Freedom 2035 Fund

Fidelity Freedom 2040 Fund

Fidelity Freedom 2045 Fund

Fidelity Freedom 2050 Fund

Fidelity Freedom Income Fund

FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Equity Value Fund

Fidelity Advisor Fifty Fund

Fidelity Advisor Floating Rate High Income Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor High Income Advantage Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Mid Cap II Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Strategic Growth Fund

Fidelity Advisor Value Fund

Fidelity Advisor Value Strategies Fund

Fidelity Real Estate High Income Fund

FIDELITY ADVISOR SERIES II

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

FIDELITY ADVISOR SERIES IV

Fidelity Institutional Short-Intermediate Government Fund

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Real Estate Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Capital Appreciation Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Value Leaders Fund

FIDELITY BEACON STREET TRUST

Fidelity Advisor Tax Managed Stock Fund

Fidelity Tax Managed Stock Fund

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Focused Stock Fund

Fidelity Small Cap Independence Fund

Fidelity Stock Selector

Fidelity Value Fund

FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC

Fidelity 1-3 Year Duration Securitized Bond Central Fund

Fidelity 2-5 Year Duration Securitized Bond Central Fund

Fidelity Corporate Bond 1-10 Year Central Fund

Fidelity Corporate Bond 1-5 Year Central Fund

Fidelity Mortgage Backed Securities Central Fund

Fidelity Tactical Income Central Fund

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

Fidelity Consumer Discretionary Central Fund

Fidelity Consumer Staples Central Fund

Fidelity Energy Central Fund

Fidelity Financials Central Fund

Fidelity Floating Rate Central Fund

Fidelity Health Care Central Fund

Fidelity High Income Central Fund 1

Fidelity Industrials Central Fund

Fidelity Information Technology Central Fund

Fidelity Materials Central Fund

Fidelity Specialized High Income Central Fund

Fidelity Telecom Services Central Fund

Fidelity Utilities Central Fund

FIDELITY CHARLES STREET TRUST

Fidelity Advisor Asset Manager 70%

Fidelity Asset Manager 20%

Fidelity Asset Manager 50%

Fidelity Asset Manager 70%

Fidelity Asset Manager 85%

Fidelity Global Balanced Fund

FIDELITY COLCHESTER STREET TRUST

Government Portfolio

Money Market Portfolio

Prime Money Market Portfolio

Treasury Only Portfolio

Treasury Portfolio

FIDELITY COMMONWEALTH TRUST

Fidelity 100 Index Fund

Fidelity Large Cap Stock Fund

Fidelity Mid-Cap Stock Fund

Fidelity NASDAQ Composite Index Fund

Fidelity NASDAQ Composite Index Tracking Stock

Fidelity Small Cap Retirement Fund

Fidelity Small Cap Stock Fund

Spartan 500 Index Fund

FIDELITY CONCORD STREET TRUST

Spartan Extended Market Index Fund

Spartan International Index Fund

Spartan Total Market Index Fund

Spartan U.S. Equity Index Fund

FIDELITY CONGRESS STREET FUND

Fidelity Congress Street Fund

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund

Fidelity Contrafund

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund

Fidelity Advisor Diversified Stock Fund

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund

Fidelity Large Cap Growth Fund

Fidelity Large Cap Value Fund

Fidelity Mid Cap Growth Fund

Fidelity Mid Cap Value Fund

Fidelity Real Estate Investment Portfolio

Fidelity Utilities Fund

FIDELITY EXCHANGE FUND

Fidelity Exchange Fund

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund

Fidelity Equity-Income II Fund

Fidelity Independence Fund

FIDELITY FIXED-INCOME TRUST

Fidelity High Income Fund

Fidelity Inflation-Protected Bond Fund

Fidelity Intermediate Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Fidelity Strategic Dividend & Income Fund

Fidelity Strategic Real Return Fund

Fidelity U.S. Bond Index Fund

Money Market Portfolio

Spartan Intermediate Treasury Bond Index Fund

Spartan Long-Term Treasury Bond Index Fund

Spartan Short-Term Treasury Bond Index Fund

FIDELITY GARRISON STREET TRUST

Fidelity Money Market Central Fund

Fidelity Ultra-Short Central Fund

VIP Investment Grade Central Fund

FIDELITY HASTINGS STREET TRUST

Fidelity Fifty

Fidelity Fund

Fidelity Growth & Income II Portfolio

Fidelity Growth Discovery Fund

FIDELITY HEREFORD STREET TRUST

Fidelity Government Money Market Fund

Fidelity Money Market Fund

Fidelity U.S. Treasury Money Market Fund

FIDELITY INCOME FUND

Fidelity Ginnie Mae Fund

Fidelity Government Income Fund

Fidelity Intermediate Government Income Fund

Fidelity Total Bond Fund

Fidelity Ultra-Short Bond Fund

FIDELITY INVESTMENT TRUST

Fidelity Aggressive International Fund

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity International Discovery Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund

FIDELITY MONEY MARKET TRUST

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

FIDELITY MT. VERNON STREET TRUST

Fidelity Aggressive Growth Fund

Fidelity Growth Company Fund

Fidelity New Millennium Fund

FIDELITY NEWBURY STREET TRUST

Prime Fund

Treasury Fund

FIDELITY OXFORD STREET TRUST

Fidelity Four-in-One Index Fund

FIDELITY PHILLIPS STREET TRUST

Fidelity Cash Reserves

Fidelity U.S. Government Reserves

FIDELITY PURITAN TRUST

Fidelity Balanced Fund

Fidelity Low-Priced Stock Fund

Fidelity Puritan Fund

Fidelity Value Discovery Fund

FIDELITY REVERE STREET TRUST

Fidelity Cash Central Fund

Fidelity Securities Lending Cash Central Fund

FIDELITY SCHOOL STREET TRUST

Fidelity Strategic Income Fund

FIDELITY SECURITIES FUND

Fidelity Advisor Aggressive Growth Fund

Fidelity Blue Chip Growth Fund

Fidelity Blue Chip Value Fund

Fidelity Dividend Growth Fund

Fidelity Growth & Income Portfolio

Fidelity International Real Estate Fund

Fidelity Leveraged Company Stock Fund

Fidelity OTC Portfolio

Fidelity Real Estate Income Fund

Fidelity Small Cap Growth Fund

Fidelity Small Cap Opportunities Fund

Fidelity Small Cap Value Fund

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio

Automotive Portfolio

Banking Portfolio

Biotechnology Portfolio

Brokerage and Investment Management Portfolio

Chemicals Portfolio

Communications Equipment Portfolio

Computers Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Consumer Staples Portfolio

Defense and Aerospace Portfolio

Electronics Portfolio

Energy Portfolio

Energy Service Portfolio

Environmental Portfolio

Financial Services Portfolio

Gold Portfolio

Health Care Portfolio

Home Finance Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Insurance Portfolio

IT Services Portfolio

Leisure Portfolio

Materials Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Multimedia Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Networking & Infrastructure Portfolio

Paper and Forest Products Portfolio

Pharmaceuticals Portfolio

Retailing Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Telecommunications Portfolio

Transportation Portfolio

Utilities Growth Portfolio

Wireless Portfolio

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund

Fidelity Export and Multinational Fund

Fidelity Focused High Income Fund

Fidelity New Markets Income Fund

FIDELITY TREND FUND

Fidelity Trend Fund

VARIABLE INSURANCE PRODUCTS FUND

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Overseas Portfolio

Value Portfolio

VARIABLE INSURANCE PRODUCTS FUND II

Contrafund Portfolio

Disciplined Small Cap Portfolio

Index 500 Portfolio

VARIABLE INSURANCE PRODUCTS FUND III

Aggressive Growth Portfolio

Balanced Portfolio

Dynamic Capital Appreciation Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Mid Cap Portfolio

Value Strategies Portfolio

VARIABLE INSURANCE PRODUCTS FUND IV

Consumer Discretionary Portfolio

Consumer Staples Portfolio

Energy Portfolio

Financial Services Portfolio

Growth Stock Portfolio

Health Care Portfolio

Industrials Portfolio

International Capital Appreciation Portfolio

Materials Portfolio

Real Estate Portfolio

Technology Portfolio

Telecommunications Portfolio

Utilities Portfolio

Value Leaders Portfolio

VARIABLE INSURANCE PRODUCTS FUND V

Asset Manager Portfolio

Asset Manager: Growth Portfolio

Freedom 2005 Portfolio

Freedom 2010 Portfolio

Freedom 2015 Portfolio

Freedom 2020 Portfolio

Freedom 2025 Portfolio

Freedom 2030 Portfolio

Freedom Income Portfolio

Freedom Lifetime Income I Portfolio

Freedom Lifetime Income II Portfolio

Freedom Lifetime Income III Portfolio

Funds Manager20% Portfolio

FundsManager 50% Portfolio

FundsManager 70% Portfolio

FundsManager 85% Portfolio

Investment Grade Bond Portfolio

Investor Freedom 2005 Portfolio

Investor Freedom 2010 Portfolio

Investor Freedom 2015 Portfolio

Investor Freedom 2020 Portfolio

Investor Freedom 2025 Portfolio

Investor Freedom 2030 Portfolio

Investor Freedom Income Portfolio

Money Market Portfolio

Strategic Income Portfolio

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By: /s/Robert G. Byrnes Name: Robert G. Byrnes Title: Assistant Treasurer

SCHEDULE A-1

PART IV

NORTH CAROLINA CAPITAL MANAGEMENT TRUST

Cash Portfolio

Term Portfolio

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By: Fidelity Management & Research Company, as Investment Manager By: /s/Charles S. Morrison Name: Charles S. Morrison Title: Vice President